UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: March 16, 2006                  Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                     54-1375874
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(State or other jurisdict                   (I.R.S. Employer Identification No.)
 incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5.03   AMENDMENT AND RESTATEMENT OF ARTICLES OF
                     INCORPORATION

        On March 2, 2006 a Certificate of Amendment amending and restating the Articles of Incorporation of National Bankshares, Inc. was issued and admitted to record in the Office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia. Article 2.(a) of the Articles of Incorporation was amended to reduce the par value of the 10,000,000 authorized shares of common stock from $2.50 per share to $1.25 per share. The Articles of Incorporation were amended to facilitate the Corporation's recently announced two-for-one split of its common stock, which will be effective for stockholders of record on March 20, 2006 and payable on March 31, 2006. The amended and restated Articles of Incorporation of National Bankshares, Inc. are attached as Exhibit 3.1.

Exhibit 3.1

  Amended and Restated Articles of Incorporation of National Bankshares, Inc.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               NATIONAL BANKSHARES, INC.


Date:  March 16, 2006          By:     /s/ JAMES G. RAKES
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                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer







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